DIVIDEND	3 Months Ended	12 Months Ended
	Feb. 26, 2017	Nov. 27, 2016
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DIVIDEND
NOTE 8:	DIVIDEND

In February 2017, the Company’s Board of Directors declared a cash dividend of $70 million, payable in two $35 million installments. The Company paid the first installment of the cash dividend of $35.0 million in the first quarter of 2017. The second installment of $35 million is expected to be paid in the fourth quarter of 2017, and thus was recorded in “Other accrued liabilities” in the Company’s consolidated balance sheets.

The Company does not have an established dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Company’s Board of Directors depending upon, among other factors, the Company’s financial condition and compliance with the terms of the Company’s debt agreements.

NOTE 15:	DIVIDEND

The Company paid a cash dividend of $60.0 million on our common stock in the second quarter of 2016, and cash dividends of $50.0 million and $30.0 million in the first half of each of 2015 and 2014, respectively. Subsequent to the Company’s year end, the Company’s Board of Directors declared a cash dividend of $70.0 million, payable in two $35 million installments. The Company expects to pay the first installment in the first quarter of 2017 and the second installment in the fourth quarter of 2017.

The Company does not have an established annual dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Board depending upon, among other factors, the Company’s financial condition and compliance with the terms of the Company’s debt agreements.